SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2003

BSQUARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

WASHINGTON	000-27687	91-1650880
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3150 139th Avenue SE, Suite 500
Bellevue, Washington 98005
(425) 519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 99.1

BSQUARE CORPORATION
FORM 8-K
July 24, 2003

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On July 24, 2003, BSQUARE Corporation issued a press release announcing the resignation of William T. Baxter as chairman and chief executive officer. Brian T. Crowley has been appointed chief executive officer. Donald B. Bibeault has been appointed to the Company’s board of directors as chairman. The company also announced the resignation of Jeffrey T. Chambers from his board seat effective July 24, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

Exhibit	Description of Document

99.1	Press Release issued by BSQUARE Corporation dated July 24, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: July 24, 2003	By:	/s/ Nogi A. Asp

Nogi A. Asp
Vice President Finance
and Chief Financial Officer